Ziegler FAMCO Hedged Equity Fund
Institutional Class SHLDX
Investor Class* SHLIX
Summary Prospectus
September 1, 2021
www.zieglercapfunds.com
*As of the date of this Summary Prospectus, Investor Class shares are not available for purchase.

Before you invest, you may want to review the Ziegler FAMCO Hedged Equity Fund (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated December 21, 2020, as supplemented, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.zieglercapfunds.com. You can also get this information at no cost by calling 833-777-1533 or by sending an e-mail request to letters@zieglercap.com.
Investment Objective
The Fund seeks growth of capital and income.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees(1)	0.60%	0.60%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses(2)	0.95%	0.95%
Acquired Fund Fees & Expenses(1)(2)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.56%	1.81%
Less: Fee Waiver and/or Expense Reimbursement(3)	-0.85%	-0.90%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.71%	0.91%
1.Restated to reflect current fees of the Fund.
2.Based on estimated amounts for the current fiscal year.
3.Pursuant to a contractual fee waiver and reimbursement agreement, Ziegler Capital Management, LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short, and extraordinary expenses) in order to limit the total annual fund operating expenses to 0.70% of average daily net assets of the Institutional Class shares and 0.90% of the average daily net assets of the Investor Class shares (the “Expense Caps”). The Expense Caps will remain in effect through at least January 31, 2022 and may be terminated only by the Trust for Advised Portfolios (the “Trust”) Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, provided that such recoupment does not cause the Fund’s expense ratio (after the recoupment is taken into account) to exceed the lower of (1) the Expense Caps in place at the time such amounts were waived or paid and (2) the Fund’s Expense Caps at the time of recoupment.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then either hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps for the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class (with or without redemption at end of period)	$73	$409	$769	$1,784
Investor Class (with or without redemption at end of period)	$93	$482	$896	$2,053
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended September 30, 2020, the Predecessor Fund’s portfolio turnover rate was 90.13% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in common stocks of large-cap companies and secondarily in exchange-traded funds (“ETFs”) that invest primarily in large-cap common stocks. The Fund defines large-cap as companies with market capitalizations in excess of $5 billion. The Fund sells (writes) call options on a majority of the notional value of these stocks and ETFs, or on a representative index, such as the S&P 500, in seeking to shield the Fund from some of the risk associated with these investments and to generate additional returns to the extent of the call option premium received. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and derivatives and other investments that have economic characteristics similar to equity securities.
The Fund also purchases and sells exchange traded put options, employing an option overlay known as a “Put/Spread” strategy in order to provide additional downside protection and risk-reduction. The options may be based on the S&P 500 Index or on ETFs that replicate the S&P 500 Index. A Put/Spread strategy is used to protect the value of an equity portfolio or profit from a decrease in the value of the equity portfolio. In a Put/Spread, the Fund purchases a put on a security, ETF, or representative index and sells a put on the same security, ETF, or representative index. The purchased put benefits if the value of the underlying security, ETF or representative index decreases. The sold put generates income and limits the downside protection of the purchased put. The total option overlay strategy is designed to be near cost neutral. The combination of the diversified portfolio of equity securities, the downside protection from the put spread and the income from the call options is intended to provide the Fund with a portion of the returns associated with equity market investments while exposing investors to less risk than traditional long-only equity strategies (strategies that do not employ call or put option hedges).
Stock selection is designed to closely track the returns of the S&P 500, or similar large-cap index, resulting in minimal tracking error. The stocks are rebalanced monthly utilizing a quantitative portfolio optimization tool, as well as a stock specific ranking process created by USCA Asset Management (“the Sub-Adviser”). The process seeks to limit tracking error relative to the benchmark.
In creating the stock rankings, the Sub-Adviser considers the following: (i) dividend payments, (ii) dividend increases, (iii) payout ratios, (iv) debt coverage ratios, (v) debt levels, (vi) earnings history, (vii) revenue growth, (viii) earnings growth, (ix) stock buybacks, (x) price-to-earnings (P/E) ratios, (xi) forward-looking P/E ratios, (xii) price-to-book value ratios, (xiii) price-to-sales ratios, (xiv) price-to-cash flow ratios, (xv) Altman Z scores (a bankruptcy predictor), (xvi) P/E-to-growth (PEG) ratios, and (xvii) betas (a measure of relative volatility of a security compared to the market as a whole). Each criterion listed above provides insight into the Sub-Adviser’s assessment of security valuation and outlook. The Fund may use ETFs as a substitute for groups of stocks. The Fund sells stocks and ETFs when it believes they no longer meet the criteria mentioned above and will contemporaneously rebalance into new stocks. As the stocks are designed to closely track the S&P 500 Index, options are not adjusted for stock rebalancing. Instead, the options in the strategy are rebalanced near expiration.
To enhance the potential returns of the Fund, as well as to hedge (by writing calls) against losses should portfolio securities decline, the Fund sells call options against the Fund’s portfolio of stocks and ETFs either individually or on a representative index such as the S&P 500 Index. This part of the Fund’s strategy is commonly referred to as a “covered call” strategy because the Fund owns the underlying security at the time it sells the option. The Fund selects call and put options with various exercise prices and maturities, reflecting the portfolio managers’ views about the capital appreciation potential of each underlying stock and ETF or a representative index, as well as its view about the U.S. equity market as a whole.
When the portfolio managers determine that investment opportunities in large cap common stocks are overvalued or that prospects for the U.S. stock market are waning, the Sub-Adviser may also recommend a portion of the Fund’s assets to money market funds and other cash equivalents.
Principal Investment Risks
Investors in the Fund may lose money. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. There are risks associated with the types of securities in which the Fund invests. Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears.
These risks include:
Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
Options Risk. Purchasing and writing put and call options are specialized transactions wither higher risk than ordinary investments. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correlate as expected to changes in the value of the underlying securities. If the Fund is not able to sell or close an option in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs on the purchase or sale of the underlying securities. Transactions in options also involve the payment of premiums, which may adversely affect the Fund’s performance.
Written Call Options Risk. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. The use of call options to shield the Fund may result in higher transaction costs. This shielding may not be successful and investors could still lose money through investing in the Fund.
Written Index Put Options Risk. The purchaser (writer) of put option has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the put option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index put options such as the Fund cannot cover their potential settlement obligations by selling short the underlying securities. As the writer of index put options, the Fund will be responsible, during the option’s life, for any decreases in the value of the index below the strike price of the put option.
ETF and Mutual Fund Risk. ETFs and mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. You will indirectly bear fees and expenses charged by the other mutual funds and ETFs in addition to the Fund’s direct fees and expenses. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in other mutual funds and ETFs and may be higher than other mutual funds that invest directly in stocks. Each ETF and mutual fund is subject to specific risks, depending on the nature of the fund. ETFs are subject to specific risks, depending on the nature of the ETF, including:
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with ETFs. ETFs have a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to ETFs in which the Fund invests and no other Authorized Participant is able to step forward to create or redeem Creation Units, shares of those ETFs may trade at a discount to net asset value (“NAV”) and possibly face trading halts and/or delisting.
Distressed Market Risk. If the market for securities in which an ETF will invest becomes distressed, the market for the shares of that ETF may become less liquid in response to the deteriorating liquidity in the market for the underlying portfolio holdings of that ETF. This adverse effect on liquidity for shares of that ETF could lead to differences between the market price of the ETF’s shares and the underlying value of those shares.
Market Trading Risk. ETFs face numerous market trading risks, including disruptions to the creation and redemption processes of the ETF, losses from trading in secondary markets, and the existence of extreme market volatility or potential lack of an active trading market for shares, which may result in shares trading at a significant premium or discount to NAV. If the Fund purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the Fund may sustain losses.
Large Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.
Management Risk. The Fund is an actively managed portfolio. The Sub-Adviser’s practices and investment strategies may not work to produce the desired result if the portfolio managers’ judgment about the attractiveness or value of a particular security or about market movements is incorrect, or if there are imperfections, errors or limitations in the models and data used by the portfolio managers which could have an adverse effect on the value or performance of the Fund.
Market Risk. Overall securities market risks will affect the value of individual instruments in which the Fund invests. Factors such as economic growth and market conditions, interest rate levels, and political events affect the U.S. securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
Recent Market Events Risk. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. Periods of market volatility may occur in response to pandemics or other events outside of our control. These types of events could adversely affect the Fund’s performance. For example, since December 2019, a novel strain of coronavirus (COVID-19) has spread globally, which has resulted in the temporary closure of many corporate offices, retail stores, and manufacturing facilities and factories across the world. As the extent of the impact on global markets from COVID-19 is difficult to predict, the extent to which COVID-19 may negatively affect the Fund’s performance or the duration of any potential business disruption is uncertain. Any potential impact on performance will depend to a large extent on future developments and new information that may emerge regarding the duration and severity of COVID-19 and the actions taken by authorities and other entities to contain COVID-19 or treat its impact.
Tax Risk. The writing of call options by the Fund may significantly reduce or eliminate its ability to make distributions eligible to be treated as qualified dividend income. Covered call options may also be subject to the federal tax rules applicable to straddles under the Internal Revenue Code of 1986 (the “Code”). If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.
Performance
The following performance information indicates some of the risks of investing in the Fund. The Fund commenced operation on December 21, 2020 as a result of a reorganization in which the Fund acquired all of the assets and liabilities of the Predecessor Fund, a former series of USCA Fund Trust. The Fund adopted the historical performance of the Predecessor Fund, which had the same investment objective and similar investment strategies as the Fund.
The bar chart shows the Predecessor Fund’s Institutional Class performance from year to year. The table illustrates how the Predecessor Fund’s average annual returns for the period indicated compare with those of a broad measure of market performance. The Predecessor Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is posted on the Fund’s website www.zieglercapfunds.com or by calling the Fund toll-free at 833-777-1533.
Calendar year ended December 31,
During the period of time shown in the bar chart, the Predecessor Fund’s highest quarterly return was 5.82% for the quarter ended March 31, 2019, and the lowest quarterly return was -5.60% for the quarter ended December 31, 2018. For the calendar year-to-date period ended September 30, 2020, the Predecessor Fund’s total return was -4.54%.
Average Annual Total Returns
For the Periods Ended December 31, 2019

Institutional Class	1 Year	Since Inception November 29, 2016
Return Before Taxes	13.05%	5.42%
Return After Taxes on Distributions	12.78%	4.58%
Return After Taxes on Distributions and Sale of Fund Shares	7.92%	3.96%
S&P 500 Index
(reflects no deduction for fees, expenses, or taxes)	31.49%	15.45%
CBOE BuyWrite Index
(reflects no deduction for fees, expenses, or taxes)	15.68%	7.36%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for Institutional; after-tax returns for Class A and Class C will vary to the extent they have different expenses.

Management

Investment Adviser	Portfolio Manager	Years Managing the Fund
Ziegler Capital Management, LLC	Wiley Angell	Since December 2020
	Sean Hughes	Since August 1, 2021
Sub-Adviser	Portfolio Manager	Years Managing the Fund
USCA Asset Management LLC	Davis Rushing	Since November 2016 Inception of the Predecessor Fund
	Kelly Rushing	Since November 2016 Inception of the Predecessor Fund
Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail to Ziegler FAMCO Hedged Equity Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 833-777-1533, by wire transfer, or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

	Institutional Class		Investor Class
Regular Accounts
Minimum Initial Investment	$10,000	[1]	$1,000
Minimum Subsequent Investment	NA		$100
Individual Retirement Accounts
Minimum Initial Investment	$10,000		$1,000
Minimum Subsequent Investment	$100		$100
1 Waived for Retirement Plans, Employees of the Adviser and Sub-Adviser and Clients of Eligible Financial Intermediaries.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income or capital gains, unless you invest though a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Distributions on investments made through tax-advantaged arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.